UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2007

                      CITY NATIONAL BANCSHARES CORPORATION
               (Exact name of registrant as specified in charter)

  State of New Jersey                0-11535              22-2434751
  (State or other jurisdiction       (Commission          (I.R.S. Employer
  of incorporation)                  File Number)         Identification Number)

                   900 Broad Street, Newark, New Jersey 07102
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (973) 624-0865

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 8.01. Other Events.

      On March 9, 2007, City National Bank of New Jersey ("CNB"), a wholly-owned national banking subsidiary of City National Bancshares Corporation (the "Corporation"), completed the acquisition of certain assets, and the assumption of certain liabilities, of the Sun National Bank ("Sun") branch located at 1701 Market Street, Philadelphia, Pennsylvania 19103 (the "Philadelphia Branch"), pursuant to the terms of a Branch Purchase and Assumption Agreement, dated as of November 1, 2006, by and between CNB and Sun (the "BPA"), as amended by the Amendment to the Branch Purchase Agreement and Assumption Agreement, dated as of March 8, 2007 (the "Amendment", and collectively with the BPA, the "Purchase Agreement").

      As consideration for the purchase and assumption of assets and liabilities of the Philadelphia Branch, CNB paid Sun approximately $9,016,000, subject to adjustments set forth in the Purchase Agreement (the "Consideration"), representing the difference between the amount (a) Sun was obligated to pay CNB for CNB's assumption of the Philadelphia Branch deposit liabilities (including accrued interest thereon), which approximated $11,043,000, and (b) CNB was obligated to pay Sun for CNB's purchase of the Philadelphia Branch cash, loans (including premiums thereon), fixed assets, overdrafts, the lease and leasehold improvements and other pre-paid expense reimbursements, which approximated $20,059,000.

      The foregoing summary of the above described purchase of the Philadelphia Branch and the Purchase Agreement is not intended to be complete, and is qualified in its entirety by reference to the Purchase Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit
      Number                            Description
      ------                            -----------

      10.1 Branch Purchase and Assumption Agreement, dated as of November 1, 2006, by and between City National Bank of New Jersey ("CNB") and Sun National Bank ("Sun"), as amended by Amendment to the Branch Purchase and Assumption Agreement, dated as of March 8, 2007, by and between CNB and Sun.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CITY NATIONAL BANCSHARES CORPORATION

Date:  March 14, 2007                       By:  /s/ Edward R. Wright
                                               ---------------------------------
                                                 Edward R. Wright
                                                 Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                         Description
------                         -----------

10.1 Branch Purchase and Assumption Agreement, dated as of November 1, 2006, by and between City National Bank of New Jersey ("CNB") and Sun National Bank ("Sun"), as amended by Amendment to the Branch Purchase and Assumption Agreement, dated as of March 8, 2007, by and between CNB and Sun.


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